Acquisitions, Divestures and Exchanges	12 Months Ended
Dec. 31, 2010
Notes To The Financial Statements [Abstract]
Acquisitions, Divestures and Exchanges

NOTE 7 ACQUISITIONS, DIVESTITURES AND EXCHANGES

U.S. Cellular assesses its existing wireless interests on an ongoing basis with a goal of improving the competitiveness of its operations and maximizing its long-term return on capital. As part of this strategy, U.S. Cellular reviews attractive opportunities to acquire additional wireless operating markets and wireless spectrum. In addition, U.S. Cellular may seek to divest outright or include in exchanges for other wireless interests those markets and wireless interests that are not strategic to its long-term success.

U.S. Cellular acquisitions in 2010, 2009 and 2008 and the allocation of the purchase price for these acquisitions were as follows:

		Allocation of Purchase Price
	Purchase price (1)	Goodwill (2)	Licenses	Customer lists	Net tangible assets (liabilities)
(Dollars in thousands)

2010
Licenses	$17,101	$—	$17,101	$—	$—
Total	$17,101	$—	$17,101	$—	$—

2009
Licenses	$15,750	$—	$15,750	$—	$—
Total	$15,750	$—	$15,750	$—	$—

2008
FCC Auction 73 licenses (3)	$300,479	$—	$300,479	$—	$—
Other licenses	32,340	—	32,340	—	—
Businesses	9,152	2,963	4,803	1,045	341
Total	$341,971	$2,963	$337,622	$1,045	$341

(1)       Cash amounts paid for the acquisitions may differ from the purchase price due to cash acquired in the transactions and the timing of cash payments related to the respective transactions.

(2)       $1.6 million of the goodwill was amortizable for income tax purposes in 2008.

(3)       King Street Wireless L.P., an entity in which a subsidiary of U.S. Cellular is a limited partner, made these payments. U.S. Cellular loaned these funds to the partnership and the general partner and made direct capital investments to fund the auction payment.